UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
February 25, 2026
Date of Report (Date of earliest event reported)

CBIZ, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5959 Rockside Woods, Blvd. N. Suite 600
Independence, Ohio 44131
(Address of principal executive offices, including zip code)
216-447-9000
(Registrant's telephone number, including area code)
Note Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange On which registered
Common Stock, $0.01 par value	CBZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On February 25, 2026, CBIZ, Inc. (the "Company") issued a press release announcing its financial results for the three and twelve months ended December 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1. The exhibit contains, and may implicate, forward-looking statements regarding the Company and include cautionary statements identified important factors that could cause actual results to differ materially from those anticipated.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits
99.1    Press Release of CBIZ, Inc. dated February 25, 2026, announcing its financial results for the three and twelve months ended December 31, 2025.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES:
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2026

CBIZ, Inc.

By:	/s/ Brad Lakhia
Name:	Brad Lakhia
Title:	Chief Financial Officer